UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

W.W. GRAINGER, INC.

(Exact name of Registrant as Specified in Charter)

Illinois	1-5684	36-1150280
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Item 8.01  Other Events.

On May 22, 2017, W.W. Grainger, Inc. (the “Company”) issued $400,000,000 of its 4.20% Senior Notes due 2047 (the “Notes”) upon completion of a public offering.  The Notes were issued pursuant to an indenture, dated as of June 11, 2015, as supplemented by a third supplemental indenture, dated as of May 22, 2017, between the Company and U.S. Bank National Association, as trustee.

The Notes are senior unsecured obligations of the Company and will mature on May 15, 2047.  Interest on the Notes is payable semi-annually on May 15 and November 15, beginning on November 15, 2017.

Prior to November 15, 2046, the Company may redeem the Notes in whole or in part at any time and from time to time at a “make-whole” redemption price calculated by reference to the then current yield on a US treasury security with a maturity comparable to the remaining term of the Notes plus 20 basis points, together with accrued and unpaid interest, if any, to the redemption date. On or after November 15, 2046, the Company may redeem the Notes in whole or in part at any time and from time to time at 100% of their principal amount, together with accrued and unpaid interest, if any, to the redemption date. Additionally, if the Company experiences specific kinds of changes of control, it will be required to make an offer to purchase the Notes at 101% of their principal amount plus accrued and unpaid interest, if any, to the date of purchase.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (Registration No. 333-203444), filed with the Securities and Exchange Commission on April 16, 2015, relating to the Notes offered pursuant to the Prospectus Supplement, dated May 15, 2017.

Item 9.01  Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of May 15, 2017, among W.W. Grainger, Inc. and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture, dated as of May 22, 2017, between W.W. Grainger, Inc., and U.S. Bank National Association, as trustee.

4.2	Form of 4.20% Senior Notes due 2047 (included in Exhibit 4.1).

5.1	Opinion of Mayer Brown LLP, counsel for W.W. Grainger, Inc., as to the validity of the Notes.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017

W.W. GRAINGER, INC.

	By:	/s/ Hugo Dubovoy, Jr.
Hugo Dubovoy, Jr.
Vice President, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of May 15, 2017, among W.W. Grainger, Inc. and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture, dated as of May 22, 2017, between W.W. Grainger, Inc., and U.S. Bank National Association, as trustee.

4.2	Form of 4.20% Senior Notes due 2047 (included in Exhibit 4.1).

5.1	Opinion of Mayer Brown LLP, counsel for W.W. Grainger, Inc., as to the validity of the Notes.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).